                                                                     EXHIBIT 3.4

                                   DEAN HELLER
                               Secretary of State
[SEAL] 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

                               ARTICLES OF MERGER
                            (PURSUANT TO NRS 92A.200
                                     PAGE 1

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING THIS FORM
                                              Above space is for office use only
                (PURSUANT TO NEVADA REVISED STATUTES CHAPTER 92)
                             (EXCLUDING 92A.200(4b)
                               SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity..

Endeavour International Corporation
-----------------------------------
      Name of merging entity

Nevada                                       Corporation
------------------------------------         -----------------------------------
   Jurisdiction                              Entity type*

------------------------------------
         Name of merging entity

------------------------------------         -----------------------------------
         Jurisdiction                        Entity type*

------------------------------------
         Name of merging entity

------------------------------------         -----------------------------------
         Jurisdiction                        Entity type*

------------------------------------
         Name of merging entity

------------------------------------         -----------------------------------
         Jurisdiction                        Entity type*

and,

Continental Southern Resources, Inc.
------------------------------------
         Name of surviving entity

Nevada                                       Corporation
------------------------------------         -----------------------------------
      Jurisdiction                           Entity type

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                   DEAN HELLER
                               Secretary of State
[SEAL] 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

                               ARTICLES OF MERGER
                            (PURSUANT TO NRS 92A.200)
                                     PAGE 2

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING THIS FORM
                                              Above space is for office use only

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

         Attn:
                  ____________________________________________

         c/o:
                  ____________________________________________
                  ____________________________________________
                  ____________________________________________

3) (Choose one)

            [ ] Theundersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

            [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a)   Owners approval was not required from

      Endeavour International Corporation
      --------------------------------------------------------------
      Name of merging entity, if applicable

      ______________________________________________________________
      Name of merging entity, if applicable

      ______________________________________________________________
      Name of merging entity, if applicable

      ______________________________________________________________
      Name of merging entity, if applicable

      and, or;

      Continental Southern Resources, Inc.
      --------------------------------------------------------------
      Name of surviving entity, if applicable

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                   DEAN HELLER
                               Secretary of State
[SEAL] 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

                               ARTICLES OF MERGER
                            (PURSUANT TO NRS 92A.200
                                     PAGE 3

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING THIS FORM
                                              Above space is for office use only

      (b) The plan was approved by the required consent of the owners of *:

          ----------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------
          Name of merging entity, if applicable

          and, or,
          ----------------------------------------------------
          Name of surviving entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                   DEAN HELLER
                               Secretary of State
[SEAL] 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

                               ARTICLES OF MERGER
                            (PURSUANT TO NRS 92A.200
                                     PAGE 4
                                              Above space is for office use only

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING THIS FORM

      (c) Approval of the plan of merger for Nevada non-profit corporation (NRS 92A.160):

            The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

            -------------------------------------------------
            Name of merging entity, if applicable

            -------------------------------------------------
            Name of merging entity, if applicable

            -------------------------------------------------
            Name of merging entity, if applicable

            -------------------------------------------------
            Name of merging entity, if applicable

            and, or,

            -------------------------------------------------
            Name of surviving entity, if applicable


THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                   DEAN HELLER
                               Secretary of State
[SEAL] 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

                               ARTICLES OF MERGER
                            (PURSUANT TO NRS 92A.200
                                     PAGE 5

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING THIS FORM
                                              Above space is for office use only

5) Amendments, if any, to any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

      Article I is hereby amended to read in its entirety as follows: The name of the corporation is Endeavour International Corporation.

6) Location of Plan of Merger (check a or b):

      [ ]   (a) The entire plan of merger is attached;

      or,

      [X] b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: __________________________

*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                   DEAN HELLER
                               Secretary of State
[SEAL] 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

                               ARTICLES OF MERGER
                            (PURSUANT TO NRS 92A.200
                                     PAGE 6

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING THIS FORM
                                              Above SPACE IS FOR office USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Endeavour International Corporation
---------------------------------------------------------------
Name of merging entity

         /s/  William L. Transier           President                 02/  /2004
------------------------------------        -------------------       ----------
Signature                                   Title                     Date

---------------------------------------------------------------
Name of merging entity

------------------------------------        -------------------       ----------
Signature                                   Title                     Date

---------------------------------------------------------------
Name of merging entity

------------------------------------        --------------------      ----------
Signature                                   Title                     Date

---------------------------------------------------------------
Name of merging entity

------------------------------------        -------------------       ----------
Signature                                   Title                     Date

Continental Southern Resources, Inc.
---------------------------------------------------------------
Name of surviving entity

         /s/  William L. Transier           Co-CEO                    02/  /2004
------------------------------------        -------------------       ----------
Signature                                   Title                     Date

*The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.